UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2016 (December 7, 2016)

VERIFYME, INC.
(Exact name of registrant as specified in charter)

Nevada	0-31927	23-3023677
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

409 Boot Road Downingtown, PA 19335
(Address of Principal Executive Offices)

(212) 994-7002
(Registrant’s Telephone Number, Including Area Code) (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2017, the Chief Executive Officer of VerifyMe, Inc.Thomas A. Nicolette, submitted his resignation.  Nicolette Consulting Goup Limited had a consulting agreement with VerifyMe, Inc. which has been concluded and Nicolette Consulting Goup Limited will be engaging other clientele.  Mr. Nicolette has agreed to make himself available to the Company in the future if needed.

On February 1, 2017, Norman A. Gardner was appointed by the Board of Directors as the Chief Executive Officer of VerifyMe, Inc. and will continue his services as the Chairman of the Board.  Mr. Gardner is the founder of the Company and has served as Chief Executive Officer previously.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 2, 2017

VERIFYME, INC.

By:	/s/ Scott McPherson
Scott McPherson
Chief Financial Officer